                                                 Filing made under Rule 497(c)
                                                 File Nos. 33-36556 and 811-6154


[Logo]  Smith Barney
        Mutual Funds
Your Serious Money. Professionally Managed.(SM)



PROSPECTUS



International Large Cap Fund
CLASS A, B, L AND Y SHARES
----------------------------
September 11, 2000





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   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INTERNATIONAL LARGE CAP FUND

Contents

Investments, risks and performance ........................................    2
More on the fund's investments ............................................   10
Management ................................................................   11
Choosing a class of shares to buy .........................................   12
Comparing the fund's classes ..............................................   14
Sales charges .............................................................   15
More about deferred sales charges .........................................   18
Buying shares .............................................................   19
Exchanging shares .........................................................   20
Redeeming shares ..........................................................   22
Other things to know about share transactions .............................   24
Dividends, distributions and taxes ........................................   26
Share price ...............................................................   27
Financial highlights ......................................................   28

--------------------------------------------------------------------------------
INVESTMENTS, RISKS AND PERFORMANCE
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INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS The fund invests primarily in the common stocks of foreign companies that the fund's manager believes have above-average prospects for growth, including companies in developing countries. Generally, the fund invests in a number of different countries and, under normal circumstances, the fund invests at least 65% of its assets in large cap equity securities of companies in at least three foreign markets.

The fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The fund may invest directly in foreign securities or may invest in depositary receipts.

In addition to common stocks, the fund may also invest in other securities including rights to purchase common stocks, preferred stock or warrants, and also, to a limited extent, purchase shares of other investment companies, including closed end investment companies, that invest in foreign securities.

The fund may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency contracts to:

o Settle transactions in securities quoted in foreign currencies

o Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies

SELECTION PROCESS The manager looks for well-established companies typically with capitalizations of $750 million or more, superior management teams and histories of above-average revenues and earnings growth which appear to be reasonably valued compared to their long-term earnings potential. The manager uses fundamental analysis to find companies that it believes have growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company participates. The manager eliminates stocks that it believes are overpriced relative to a company's financial statements and projections. The manager then analyzes each company to find those believed to have superior management teams, solid product lines, strong competitive positioning, attractive cash flows and histories of above-average revenues and earnings growth. The manager seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in foreign issuers may involve unique risks. Some of these risks do not apply to larger more developed countries. However, these risks may be more pronounced to the extent the fund invests in emerging market countries or significantly in any one country. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o Foreign securities prices decline

o Adverse governmental action or political, social, economic or market instability affects a foreign country or region

o The currency in which a security is priced declines in value relative to the U.S. dollar

o The manager's judgement about the attractiveness, value or potential appreciation of a particular security proves to be incorrect

o Foreign withholding taxes reduce the fund's returns

o The economies of foreign countries grow at a slower rate than expected or experience a downturn or recession

In addition, foreign investing involves the following risks:

o Many foreign countries the fund invests in have markets that are smaller, less liquid and more volatile than markets in the U.S. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable

o In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

o Foreign equity securities may trade at price- earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities

o Enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments

o Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent the fund from realizing value in U.S. dollars from its investment in foreign securities

o There may be other governmental or non- governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by the fund or the issuers of securities.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

The fund's growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they generally do not pay dividends.

To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. The fund's ability to use currency exchange contracts successfully depends on a number of factors, including the contracts being available at prices that are not too costly, the availability of liquid markets, and the ability of the manager to accurately predict the direction of changes in currency exchange rates.

See page 10 for more information about the fund's investments and the risks of investing in the fund.

WHO MAY WANT TO INVEST  The fund may be an appropriate investment if:

o You want to direct a portion of your overall investment portfolio to securities of non-U.S. companies and you are prepared to accept the risks of international investing

o You are prepared to accept significant fluctuations in share price and possible losses

o You are not seeking current income

o Your investment horizon is longer term -- typically at least five years

RISK RETURN BAR CHART

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each of the years indicated. Class B, L and Y shares would have different performance because of their different expenses. The chart does not reflect sales charges, which would reduce your return. The chart does reflect certain fee waivers or reimbursements, which if reduced or eliminated may cause the fund's performance to go down.

                         TOTAL RETURN FOR CLASS A SHARES

                          92                  (1.45)%
                          93                  29.82%
                          94                 (11.46)%
                          95                  18.08%
                          96                   2.59%
                          97                   5.15%
                          98                  17.62%
                          99                  35.66%

                        CALENDAR YEARS ENDED DECEMBER 31


QUARTERLY RETURNS* (FOR THE YEARS COVERED BY THE BAR CHART):

Highest: 28.09% in 4th quarter 1999; Lowest: (14.04)% in 3rd quarter 1998. Year to date: (8.01)% through 6/30/00.

* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

RISK RETURN TABLE

This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the MSCI EAFE Index. The table assumes imposition of the maximum sales charge currently applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends. The table also reflects certain fee waivers or reimbursements, which if reduced or eliminated may cause the fund's performance to go down.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                     CALENDAR YEARS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

CLASS                1 YEAR      5 YEARS      SINCE INCEPTION     INCEPTION DATE
A*                   28.87%       14.06%            9.45%             3/1/91
B                    25.35%        n/a             25.35%             1/4/99
L**                   n/a          n/a              n/a                 **
Y**                   n/a          n/a              n/a                 **
MSCI EAFE
Index                27.30%       13.15%           10.20%              ***

  * The returns for Class A in the table have been adjusted to reflect maximum front end sales charge currently applicable to the Class A shares.
 ** Class L and Class Y shares are newly offered.
*** Index comparison begins on 3/1/91.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

--------------------------------------------------------------------------------
                               SHAREHOLDER FEES
--------------------------------------------------------------------------------

(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                    CLASS A     CLASS B    CLASS L   CLASS Y

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)          5.00%          None      1.00%      None

Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                          None(1)      5.00%      1.00%      None

--------------------------------------------------------------------------------
                      ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------

(EXPENSES DEDUCTED FROM
FUND ASSETS)                       CLASS A   CLASS B    CLASS L(3)  CLASS Y(3)

Management fee                      1.00%     1.00%      1.00%       1.00%

Distribution and service
(12b-1) fees                        0.15%     1.00%      1.00%        None

Shareholder services                0.25%     0.15%       None        None

Administrative and
other services                      0.55%     0.55%      0.55%       0.55%

Total annual fund
operating expenses*                 1.95%     2.70%      2.55%       1.55%

 * Because some of the Fund's
   expenses were waived or
   reimbursed, actual total
   operating expenses for the
   prior year were (or, in the
   case of Class L or Y
   shares, would have been):        1.75%     2.50%      2.35%       1.35%

These fee waivers and reimbursements may be reduced or terminated at any time.

(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

(2) The fund invests in securities through an underlying mutual fund. This table reflects the expenses of the fund and the underlying mutual fund.

(3) Because Class L and Y shares are newly offered, "Other Expenses" have been estimated based on expenses incurred by Class A shares.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o You invest $10,000 in the fund for the periods shown

o Your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purposes of this example and is not a prediction of the fund's future performance

o You reinvest all distributions and dividends without a sales charge

o The fund's operating expenses, without waivers, remain the same

---------------------------------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
---------------------------------------------------------------------------------------------------------

                                                          1 YEAR      3 YEARS      5 YEARS       10 YEARS
Class A
(with or without redemption)                               $688       $1,082        $1,500        $2,661

Class B
(redemption at end of period)                              $773       $1,138        $1,530        $2,851

Class B
(no redemption)                                            $273       $  838        $1,430        $2,851

Class L
(redemption at end of period)                              $456       $  886        $1,442        $2,956

Class L
(no redemption)                                            $356       $  886        $1,442        $2,956

Class Y
(with or without redemption)                               $158       $  490        $  845        $1,845

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MORE ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

Although the fund invests primarily in equity securities, it may, but is not required to, invest in other foreign securities including debt securities and convertible securities.

DEBT SECURITIES Long-term debt securities must be investment grade when the fund purchases them meaning they must be rated Baa by Moody's or BBB by Standard & Poor's, or if unrated, of comparable quality in the manager's opinion. After the fund buys a bond, if the credit quality of the bond deteriorates below investment grade, the fund may continue to hold the bond, commonly known as a junk bond, but the manager will consider the change in rating in deciding whether to keep the security. Generally, the value of debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities, and the security may be difficult to sell.

CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks and, like debt securities, are also subject to interest rate risk and the credit risk of their issuers.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

INVESTMENT STRUCTURE The fund does not invest directly in securities but instead invests through an underlying mutual fund, having the same investment goals and strategies as the fund. The underlying mutual fund buys, holds and sells securities in accordance with these goals and strategies. Unless otherwise indicated, references to the fund in this Prospectus include the underlying fund. The fund may stop investing the its underlying mutual fund at any time, and will do so if the fund's Trustees believe that to be in the best interests of the fund's shareholders. The fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

The fund's goals and strategies may be changed without shareholder approval.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

MANAGER The fund draws on the strength and experience of Citibank N.A., the investment manager of the fund. Subject to policies set by the fund's Trustees, the manager makes investment decisions. The manager has been managing money since 1822. With its affiliates, it currently manages more than $351 billion in assets worldwide.

Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. Citibank is an affiliate of Salomon Smith Barney.

Citibank and its affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use material inside information acquired by any division, department or affiliate of the manager in the course of those relationships. The manager and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

Matthew Bowyer, a Vice President of Citibank, has managed the fund since February 1999. Mr. Bowyer is a Senior Portfolio Manager and Cross Border Equity Strategist who has been responsible for managing global equity and balanced portfolios at Citibank since mid-1996. From 1995 through mid-1996 he ran a quantitative research group, providing portfolio and market analysis to Citibank's equity and fixed income teams in London. Mr. Bowyer has 14 years of investment management experience at Citibank.

MANAGEMENT FEE For the fund's fiscal year ended December 31, 1999, Citibank received management fees totaling 1.00% of the fund's average daily net assets.

DISTRIBUTION PLANS The fund has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

--------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
--------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

o If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses

o For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well

o Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors

You may buy shares from:

o Certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent")

o The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

---------------------------------------------------------------------------------------------------
                                                              INITIAL                   ADDITIONAL
---------------------------------------------------------------------------------------------------

                                                  CLASSES A, B, L        CLASS Y        ALL CLASSES

General                                               $1,000           $15 million          $50

IRA, Self Employed Retirement Plans, Uniform
Gift to Minor Accounts                                $  250           $15 million          $50

Qualified Retirement Plans*                           $   25           $15 million          $25

Simple IRAs                                           $    1               n/a              $ 1

Monthly Systematic Investment Plans                   $   25               n/a              $25

Quarterly Systematic Investment Plans                 $   50               n/a              $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or
  Section 401(a) of the Internal Revenue Code, including 401(k) plans

------------------------------------------------------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
------------------------------------------------------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

------------------------------------------------------------------------------------------------------------------------------
                           CLASS A                   CLASS B                  CLASS L                 CLASS Y
------------------------------------------------------------------------------------------------------------------------------
KEY FEATURES      o  Initial sales            o  No initial               o  Initial sales          o  No initial or
                     charge                      sales charge                charge is lower           deferred sales
                  o  You may qualify          o  Deferred sales              than Class A              charge
                     for reduction or            charge declines          o  Deferred sales         o  Must invest at
                     waiver of initial           over time                   charge for only           least $15 million
                     sales charge             o  Converts to                 1 year                 o  Lower annual
                  o  Lower annual                Class A after 8          o  Does not convert          expenses than the
                     expenses than               years                       to Class A                other classes
                     Class B and              o  Higher annual            o  Higher annual
                     Class L                     expenses than               expenses than
                                                 Class A                     Class A
------------------------------------------------------------------------------------------------------------------------------
INITIAL SALES        Up to 5.00%; reduced for    None                        1.00%                     None
CHARGE               large purchases and
                     waived for certain
                     investors. No charge for
                     purchases of $1,000,000
                     or more
------------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES       1.00% on purchases of       Up to 5.00% charged when    1.00% if you redeem       None
CHARGE               $1,000,000 or more if       you redeem shares. The      within 1 year of
                     you redeem within 1 year    charge is reduced over      purchase
                     of purchase                 time and there is no
                                                 deferred sales charge
                                                 after 6 years
------------------------------------------------------------------------------------------------------------------------------
ANNUAL               0.25% of average daily      1.00% of average daily      1.00% of average daily    None
DISTRIBUTION,        net assets (after waiver)   net assets (after waiver)   net assets
SERVICE AND
SHAREHOLDER
SERVICING FEES
------------------------------------------------------------------------------------------------------------------------------
EXCHANGEABLE         Class A shares of most      Class B shares of most      Class L shares of most     Class Y shares of most
INTO*                Smith Barney funds          Smith Barney funds          Smith Barney funds         Smith Barney funds
------------------------------------------------------------------------------------------------------------------------------
 * Ask your Service Agent for the Smith Barney funds available for exchange.

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SALES CHARGES
--------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the shareholder servicing fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

                                                                                         BROKER/
                                                       SALES CHARGE AS A % OF             DEALER
                                                   -------------------------------      COMMISSION
                                                     OFFERING        NET AMOUNT         AS A % OF
AMOUNT OF PURCHASE                                   PRICE (%)      INVESTED (%)      OFFERING PRICE
----------------------------------------------------------------------------------------------------
Less than $25,000                                      5.00             5.26               4.50
$25,000 but less than $50,000                          4.25             4.44               3.83
$50,000 but less than $100,000                         3.75             3.90               3.38
$100,000 but less than $250,000                        3.25             3.36               2.93
$250,000 but less than $500,000                        2.75             2.83               2.48
$500,000 but less than $1,000,000                      2.00             2.04               1.80
$1,000,000 or more                                      -0-             -0-             up to 1.00

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

o ACCUMULATION PRIVILEGE -- lets you combine the current value of Class A shares owned

o by you, or

o by members of your immediate family

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

o LETTER OF INTENT -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

o Employees of NASD members

o Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup.

o Investors who redeemed the same number of Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

YEAR AFTER PURCHASE                                1ST       2ND       3RD       4TH       5TH       6TH THROUGH 8TH
--------------------------------------------------------------------------------------------------------------------
Deferred sales charge                              5%         4%        3%        2%        1%              0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                                SHARES ISSUED:
SHARES ISSUED:                  ON REINVESTMENT OF                 SHARES ISSUED:
AT INITIAL                      DIVIDENDS AND                      UPON EXCHANGE FROM ANOTHER
PURCHASE                        DISTRIBUTIONS                      SMITH BARNEY FUND
----------------------------------------------------------------------------------------------
Eight years                     In same proportion as the number   On the date the shares
after the                       of Class B shares converting is    originally acquired would
date of                         to total Class B shares you own    have converted into Class A
purchase                        (excluding shares issued as        shares
                                dividends)

CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of any Smith Barney fund on June 12, 1998, you will not pay an initial sales charge on Class L shares of the fund you may buy before June 22, 2001.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, Service Agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

--------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

o Shares exchanged for shares of another Smith Barney fund

o Shares representing reinvested distributions and dividends

o Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

o On payments made through certain systematic withdrawal plans

o On certain distributions from a retirement plan

o For involuntary redemptions of small account balances

o For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

BUYING SHARES

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         If you do not provide the following information, your order will be rejected:

                         o Class of shares being bought
                         o Dollar amount or number of shares being bought

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

            Through the  Qualified retirement plans and certain other
                   fund investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         o Write to the fund at the following address:

                             SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         o Enclose a check to pay for the shares. For initial
                           purchases, complete and send an account application

                         o For more information, call the transfer agent at
                           1-800-451-2010.
--------------------------------------------------------------------------------

   Through a systematic  You may authorize your Service Agent or the sub-
        investment plan  transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or
                         (iii) certain money market funds, in order to buy shares on a regular basis.

                         o Amounts transferred should be at least $25 monthly or
                           $50 quarterly
                         o If you do not have sufficient funds in your account
                           on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCHANGING SHARES

  Smith Barney offers a You should contact your Service Agent to exchange distinctive family of into other Smith Barney funds. Be sure to read the funds tailored to help prospectus of the Smith Barney fund you are meet the varying needs exchanging into. An exchange is a taxable of both large and small  transaction.
              investors
                         o You may exchange shares only for shares of the same
                           class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

                         o Not all Smith Barney funds may be offered in your
                           state of residence. Contact your Service Agent or the transfer agent for further information.

                         o You must meet the minimum investment amount for each
                           fund (except for systematic investment plan exchanges).

                         o If you hold share certificates, the transfer agent
                           must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

                         o The fund may suspend or terminate your exchange
                           privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------

   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to
                         be measured from the date of your original purchase.
                         If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         You can make telephone exchanges only between
                         accounts that have identical registrations.
--------------------------------------------------------------------------------

                By mail If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

--------------------------------------------------------------------------------
REDEEMING SHARES
--------------------------------------------------------------------------------

              Generally  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------

                By mail For accounts held directly at the fund, send written requests to the fund at the following address:
                             SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         o The fund and account number

                         o The class of shares and the dollar amount or number
                           of shares to be redeemed

                         o Signatures of each owner exactly as the account is
                           registered
--------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new
                         authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer (ACH).
--------------------------------------------------------------------------------

         Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                         The following conditions apply:

                         o Your shares must not be represented by certificates

                         o All dividends and distributions must be reinvested

                         For more information, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

                         o Name of the fund

                         o Account number

                         o Class of shares being bought, exchanged or redeemed

                         o Dollar amount or number of shares being bought,
                           exchanged or redeemed

                         o Signature of each owner exactly as the account is
                           registered

The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

                         o Are redeeming over $50,000 of shares

                         o Are sending signed share certificates or stock powers
                           to the sub-transfer agent

                         o Instruct the sub-transfer agent to mail the check to
                           an address different from the one on your account

                         o Changed your account registration

                         o Want the check paid to someone other than the account
                           owner(s)

                         o Are transferring the redemption proceeds to an
                           account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

                         o Suspend the offering of shares

                         o Waive or change minimum and additional investment
                           amounts

                         o Reject any purchase or exchange order

                         o Change, revoke or suspend the exchange privilege

                         o Suspend telephone transactions

                         o Suspend or postpone redemptions of shares on any day
                           when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

                         o Pay redemption proceeds by giving you securities. You
                           may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

TRANSACTION                               FEDERAL TAX STATUS

Redemption or exchange of shares          Usually capital gain or loss; long-
                                          term only if shares owned more than
                                          one year

Long-term capital gain distributions      Long-term capital gain

Short-term capital gain distributions     Ordinary income

Dividends                                 Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

--------------------------------------------------------------------------------
SHARE PRICE
--------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A and Class B fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming investment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report which is incorporated by reference in the Statement of Additional Information and which is available upon request. No information is provided for Class L or Y shares because those classes had no outstanding shares as of December 31, 1999. The Fund was formerly known as CitiFunds International Growth Portfolio.

                                    FOR A CLASS A OR B SHARE OF CAPITAL STOCK OUTSTANDING
                                           THROUGHOUT EACH YEAR ENDED DECEMBER 31:

                                                                 CLASS A                                          CLASS B
                                       -----------------------------------------------------------------     -----------------
                                                                                                               JANUARY 4, 1999
                                                         YEAR ENDED DECEMBER 31,                                 (COMMENCEMENT
                                                                                                             OF OPERATIONS) TO
                                       -----------------------------------------------------------------          DECEMBER 31,
                                         1999           1998           1997           1996          1995                  1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $12.60         $11.42         $11.79         $13.46        $11.44                $12.87
------------------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment income (loss)          (0.077)        (0.009)         0.004*         0.028*        0.013*               (0.095)
 Net realized and unrealized
 gain (loss)                            4.452          1.996          0.592*         0.314*        2.055*                4.090
------------------------------------------------------------------------------------------------------------------------------
Total from operations                   4.375          1.987          0.596          0.342         2.068                 3.995
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     --         (0.008)        (0.025)        (0.021)       (0.048)                   --
 In excess of net investment
 income                                    --         (0.001)            --             --            --                    --
 Net realized gain on
 investments                           (1.055)        (0.798)        (0.941)        (1.991)           --                (1.055)
------------------------------------------------------------------------------------------------------------------------------
Total from distributions               (1.055)        (0.807)        (0.966)        (2.012)       (0.048)               (1.055)
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $15.92         $12.60         $11.42         $11.79        $13.46                $15.81
------------------------------------------------------------------------------------------------------------------------------
Total return                           35.66%         17.62%          5.15%          2.59%        18.08%                31.95%++
------------------------------------------------------------------------------------------------------------------------------



                                    FOR A CLASS A OR B SHARE OF CAPITAL STOCK OUTSTANDING
                                           THROUGHOUT EACH YEAR ENDED DECEMBER 31:

                                                                 CLASS A                                          CLASS B
                                       -----------------------------------------------------------------     -----------------
                                                                                                               JANUARY 4, 1999
                                                         YEAR ENDED DECEMBER 31,                                 (COMMENCEMENT
                                                                                                             OF OPERATIONS) TO
                                       -----------------------------------------------------------------          DECEMBER 31,
                                         1999           1998           1997           1996          1995                  1999
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period (in
 thousands)                           $25,058        $21,132        $18,333        $32,589       $32,159                  $323
 Ratio of expenses to average
 net assets (A)                         1.75%          1.75%          1.75%          1.75%         1.75%                 2.50%+
 Ratio of net investment income
 (loss) to average net assets         (0.49)%        (0.17)%          0.03%          0.18%         0.10%               (1.24)%+
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (B)                    68%           118%            99%           109%           51%                   68%
------------------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees and expenses, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per
share                                 $(0.210)       $(0.011)       $(0.004)*      $(0.002)*      $0.013*              $(0.108)
Ratios:
 Expenses to average net assets (A)     1.90%          1.80%          1.82%          1.94%         1.75%                 2.70%+
 Net investment income (loss) to
 average net assets                   (0.64)%        (0.22)%        (0.04)%        (0.01)%         0.10%               (1.44)%+
------------------------------------------------------------------------------------------------------------------------------
  *  The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A)  Includes the fund's share of International Equity Portfolio allocated expenses.
(B)  The portfolio turnover rates represent the rate of portfolio activity of
     International Equity Portfolio, the underlying portfolio through which the fund invests.
  +  Annualized.
 ++  Not annualized.

[Logo]  Smith Barney
        Mutual Funds
Your Serious Money. Professionally Managed.(SM)


INTERNATIONAL
LARGE CAP FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-6154)
FD02004  9/00

                                                 Filing made under Rule 497(c)
                                                 File Nos. 33-36556 and 811-6154

                                                                  Statement of
                                                        Additional Information
                                                            September 11, 2000

SMITH BARNEY(SM) INTERNATIONAL LARGE CAP FUND

    Smith Barney(SM) International Large Cap Fund (the "fund") is a series of CitiFunds(SM) International Trust (the "trust"). The address and telephone number of the trust are 338 Greenwich Street, New York, New York 10013, (800) 451-2010. The trust invests all of the investable assets of the fund in International Equity Portfolio (the "portfolio"), which is a series of The Premium Portfolios, a trust organized under the laws of the State of New York (the "portfolio trust"). The address of the portfolio trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE

 1. The Trust ...........................................................    2
 2. Investment Objective and Policies; Special Information Concerning
    Investment Structure ................................................    2
 3. Description of Permitted Investments and Investment Practices .......    3
 4. Investment Restrictions .............................................   10
 5. Performance Information .............................................   11
 6. Determination of Net Asset Value; Valuation of Securities ...........   13
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs ................................................   14
 8. Management ..........................................................   24
 9. Portfolio Transactions ..............................................   32
10. Description of Shares, Voting Rights and Liabilities ................   33
11. Tax Matters .........................................................   35
12. Financial Statements ................................................   37

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated September 11, 2000, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 37 hereof. These financial statements can be found in the fund's Annual Report to Shareholders. An investor may obtain copies of the fund's Prospectus and Annual Report without charge by calling toll-free 1-800-451-2010.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    CitiFunds International Trust is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 7, 1990. The trust was called Landmark International Equity Fund until its name was changed to Landmark International Funds effective May 5, 1995. Effective January 7, 1998, the trust's name was changed to CitiFunds International Trust. This Statement of Additional Information describes Smith Barney International Large Cap Fund (the "fund"), which is a series of the trust. Prior to September 11, 2000 the fund was called CitiFunds International Growth Portfolio; prior to October 5, 1998, the fund was called CitiFunds International Equity Portfolio; and prior to March 2, 1998 the fund was called Landmark International Equity Fund. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus, dated September 11, 2000.

    The fund is a diversified fund. The fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act. Currently, the fund invests all of its investable assets in International Equity Portfolio (the "portfolio"). The portfolio is a series of The Premium Portfolios (the "portfolio trust") and is an open-end, diversified management investment company. The portfolio has the same investment objectives and policies as the fund.

    Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Because the fund invests through the portfolio, all references in this Statement of Additional Information to the fund include the portfolio and to the trust include the portfolio trust, except as otherwise noted or, unless the context otherwise requires.

    Citibank, N.A. ("Citibank" or the "adviser") is investment adviser to the portfolio. The adviser manages the investments of the portfolio from day to day in accordance with the portfolio's investment objectives and policies. The selection of investments for the portfolio and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces.

   Citibank the administrator of the fund and the portfolio (the "administrator"), supervises the overall administration of the fund and the portfolio. The boards of trustees of the trust and the portfolio trust provide broad supervision over the affairs of the fund and the portfolio, respectively. Shares of the fund are continuously sold by Salomon Smith Barney Inc., the fund's distributor (the "distributor"), only to investors who are customers of certain broker-dealers, financial intermediaries, financial institutions or the distributor's financial consultants (each called a "service agent") that has entered into a sales or service agreement with the distributor concerning the fund.

                    2.  INVESTMENT OBJECTIVE AND POLICIES;
             SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

    The investment objective of the fund is to promote long-term capital growth. Dividend income, if any, is incidental to this investment objective.

    The investment objective of the fund may be changed without approval by the fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the fund will achieve its investment objective.

    As noted above, the fund does not invest directly in securities, but instead invests all of its investable assets in the portfolio, which has the same investment objective and policies as the fund. The portfolio, in turn, buys, holds and sells securities in accordance with this objective and these policies. Of course, there can be no assurance that the fund or the portfolio will achieve its objective. The trustees of the fund believe that the aggregate per share expenses of the fund and the portfolio will be less than or approximately equal to the expenses that the fund would incur if the assets of the fund were invested directly in the types of securities held by the portfolio.

    The trust may withdraw the investment of the fund from the portfolio at any time if the board of trustees of the trust determines that it is in the best interests of the fund to do so. Upon any such withdrawal, the fund's assets would continue to be invested in accordance with its investment objective and policies, either directly in securities or in another mutual fund or pooled investment vehicle having the same investment objective and policies. If the fund were to withdraw, the fund could receive securities from the portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    The portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the portfolio will notify the fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the fund to withdraw its investment in the portfolio.

    Certain investment restrictions of the portfolio described below under "Investment Restrictions" are fundamental and cannot be changed without approval by the investors in the portfolio. When the fund is asked to vote on certain matters concerning the portfolio, the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions or otherwise vote in accordance with applicable rules and regulations. Of course, the fund could be outvoted, or otherwise adversely affected by other investors in the portfolio.

    The portfolio may sell interests to investors in addition to the fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the fund. Therefore, the investment return for all investors in funds investing in the portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the portfolio is available from the fund's distributor.

                   3. DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the adviser's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the adviser's opinion, make economic sense.

    The Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund. The policies described herein are not fundamental and may be changed without shareholder approval.

    As a non-fundamental policy, at least 65% of the value of the fund's total assets will be invested in equity securities of issuers organized in at least three countries other than the United States. While the fund's policy is to invest primarily in common stocks of companies organized outside the United States ("non-U.S. issuers") believed to possess better than average prospects for growth, appreciation may be sought in other types of securities, principally of non-U.S. issuers, such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants, when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security.

REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements collateralized by securities in which the fund may otherwise invest. Repurchase agreements are agreements by which the fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the fund are fully collateralized, with such collateral being marked to market daily.

REVERSE REPURCHASE AGREEMENTS

    The fund may enter into reverse repurchase agreements, subject to the fund's investment restriction on borrowing. Reverse repurchase agreements involve the sale of securities held by the fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When the fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the fund could experience a loss.

RULE 144A SECURITIES

    Consistent with applicable investment restrictions, the fund may purchase securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the board of trustees determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The trustees have adopted guidelines and, subject to oversight by the trustees, have delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The trustees, however, retain oversight and are ultimately responsible for the determinations.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price.

CONVERTIBLE SECURITIES

    The fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SECURITIES OF NON-U.S. ISSUERS

    The fund invests in securities of non-U.S. issuers. Investing in securities of foreign issuers may involve significant risks not present in domestic investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Prices at which the fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the fund. Non-U.S. security trading practices, including those involving securities settlement where the fund's assets may be released prior to receipt of payments, may expose the fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    The fund may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with lower per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in issuers in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility;
(iii) certain national policies which may restrict the fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratio of the fund may be higher than that of investment companies investing exclusively in U.S. securities.

    Subject to applicable statutory and regulatory limitations, assets of the fund may be invested in shares of other investment companies. The fund may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

EURO CONVERSION

    The fund may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities held by the fund are presently unclear. European financial markets, and therefore, the fund, could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The fund could also be adversely affected if the computing, accounting and trading systems used by its service providers are not capable of processing transactions related to the euro. These issues may negatively affect the operations of the companies in which the fund invests as well.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the fund may enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the fund's assets are valued daily in terms of U.S. dollars, the trust does not intend to convert the fund's holdings of other currencies into U.S. dollars on a daily basis.) The fund does not currently intend to speculate in currency exchange rates or forward contracts.

    The fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the fund's securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

    The fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the fund retains the security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the portfolio will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for the fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the fund is obligated to deliver.

    The fund has established procedures consistent with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of the fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the fund otherwise covers its position in accordance with applicable regulations and policies.

    The fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the fund anticipates investing in securities traded in such currency, the fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the fund may be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium.

    The writing of put or call options on non-U.S. currencies by the fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by the fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

    Of course, the fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the Adviser. It should be realized that under certain circumstances, hedging arrangements to protect the value of the fund's securities against a decline in currency values may not be available to the fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the fund engages in a short sale, the collateral for the short position is maintained for the fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities is maintained in a segregated account for the fund. These securities constitute the fund's long position.

    The fund does not engage in short sales against the box for investment purposes. The fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the fund (or a security convertible or exchangeable for such security). In such case, any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the fund owns. There are certain additional transaction costs associated with short sales against the box, but the fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Adviser does not expect that more than 40% of the fund's total assets would be involved in short sales against the box. The Adviser does not currently intend to engage in such sales.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower). Where the borrower provides the fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing. In addition, the fund could suffer loss if the borrower terminates the loan and the fund is forced to liquidate investments in order to return the cash collateral to the buyer. The Adviser will make loans only when, in the judgment of the Adviser, the considerations which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned would exceed 33 1/3% of the market value of the fund's total net assets.

WHEN-ISSUED SECURITIES

    The fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, the fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the fund would take delivery of such securities but the fund may sell them before the settlement date. When the fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS

    The trust, on behalf of the fund, and the portfolio trust, on behalf of the portfolio, each have adopted the following policies which may not be changed with respect to the fund or the portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the fund or the portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the fund or portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund or portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    Neither the portfolio nor the fund may:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks in an amount not to exceed 13 of the current value of its respective net assets, including the amount borrowed (and neither the portfolio nor the fund may purchase any securities at any time at which borrowings exceed 5% of the total assets of the portfolio or the fund, taken at market value). It is intended that the fund or portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the fund or beneficial interests in the portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Purchase any security or evidence of interest therein on margin, except that the portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

        (3) Underwrite securities issued by other persons, except that all the assets of the fund may be invested in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as those with respect to the fund (a "qualifying portfolio") and except insofar as the portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

        (4) Make loans to other persons except (a) through the lending of its portfolio securities, but not in excess of 33 1/3% of the fund's or portfolio's net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph 4 the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

        (5) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the fund or portfolio from investing in futures contracts, and the fund and portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the fund and the portfolio).

        (6) With respect to 75% of the fund's or portfolio's total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the fund's or the portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States); provided that, for purposes of this restriction the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and further provided that the fund may invest all or substantially all of its assets in a qualifying portfolio.

        (7) With respect to 75% of the total assets of the fund or portfolio, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the fund, except that all the assets of the fund may be invested in a qualifying portfolio.

        (8) Concentrate its investments in any particular industry, but the fund may invest all of its assets in a qualifying portfolio (except that positions in futures or options contracts shall not be subject to this restriction).

        (9) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

   For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing. For purposes of restriction
(7) above, the fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.

    As an operating policy, the fund will not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.

    If a percentage or rating restriction on investment or utilization of assets (taken at market value) set forth above or referred to in the fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the fund or portfolio will not be considered a violation of policy. If the value of the fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the board of trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                         5.  PERFORMANCE INFORMATION

    From time to time the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

    From time to time, the trust may quote the fund's average annual total return or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other financial publications and may be included in various financial publications; such as, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

AVERAGE ANNUAL TOTAL RETURN

    The fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)n = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In computing total rates of return and yield quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment.

    Set forth below is average annual total rate of return information for the Class A and Class B shares of the fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999, there were no sales charges on the purchase or sale of the fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The fund offered Class B shares beginning January 4, 1999. For periods prior to that date, Class B share performance includes the performance of the fund's Class A shares, adjusted to take into account the deduction of the different contingent deferred sales charges applicable to each such Class, rather than the initial sales charge applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class- specific operating expenses. Because operating expenses of Class B shares are different than those of Class A shares, this blended Class B share performance is different than the performance of Class B shares would have been had Class B shares been offered for the entire period. Class L and Class Y shares were not offered until September 11, 2000.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they otherwise would have been.

                                                                       AVERAGE
                                                                       ANNUAL
                                                                     TOTAL RATE
                                                                      OF RETURN
CITIFUNDS INTERNATIONAL LARGE CAP FUND
CLASS A
March 1, 1991 (commencement of operations) to December 31, 1999 .....   9.45%
Five years ended December 31, 1999 ..................................  14.06%
One year ended December 31, 1999 ....................................  28.87%

CLASS B
January 4, 1999 (commencement of operations) to December 31, 1999 ...  25.35%
Five years ended December 31, 1999 ..................................  13.24%
One year ended December 31, 1999 ....................................  28.03%

    For advertising and sales purposes, the fund will generally use the performance of Class A shares. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B, L or Y shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B and L shares is deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B, L and Y share performance generally would have been different than Class A performance, had the Class B, L and Y shares been offered for the entire period, because the expenses attributable to Class B, L and Y shares are different than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

AGGREGATE TOTAL RETURN

    The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

ERV - P

Where: P = a hypothetical initial payment of $10,000.
       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

AGGREGATE ANNUAL TOTAL RETURN

                                                               SINCE
CLASS OF SHARES          1-YEAR      5-YEAR      10-YEAR     INCEPTION(1)
---------------          ------      ------      -------     ------------
Class A(2)               28.87%      14.06%        N/A           9.45%
Class B(3)                 N/A         N/A         N/A          25.35%
----------
(1)All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Class L and Class Y shares commenced operations on September 11, 2000.

(2)The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 35.66% and 10.09% for one year and since inception of the fund, respectively.

(3)The average annual total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the average annual total return for Class B shares for the same period would have been 31.95% since inception of the fund, respectively.

There were no Class L or Y shares outstanding on December 31, 1999.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                    6.   DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES

    The net asset value per share of the fund is determined for each class on each day during which the New York Stock Exchange is open for trading (a "business day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value is made once each day as of the close of regular trading on such Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class (including its interest in the portfolio), then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.

    The value of the portfolio's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the fund is determined. The net asset value of the fund's investment in the portfolio is equal to the fund's pro rata share of the net assets of the portfolio.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the board of trustees of the trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the board of trustees of the trust. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the board of trustees of the trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the board of trustees of the trust.

    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees and service agent fees, and each class has exclusive voting rights with respect to any distribution plan or administrative services plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

   The fund receives the entire net asset value of all Class A shares that are sold. The distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below to service agents which are broker-dealers. The distributor retains the full applicable sales charge with respect to Class A shares sold by service agents that are not broker-dealers.

                                                         SALES CHARGE               SALES CHARGE            DEALER REALLOWANCE
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
INVESTMENT                                              OFFERING PRICE               INVESTMENT               OFFERING PRICE
----------                                              --------------               ----------               --------------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 to less than $1,000,000  ................           2.00%                      1.80%                      1.80%
$1,000,000 or more ...............................           -0-*                       -0-*                    up to 1.00%
------------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to certain broker-dealers, financial intermediaries, financial institutions or the distributor's financial consultants (each called a "service agent") whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and
  Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    The distributor pays commissions to service agents which are broker-dealers of 4.50% of the offering price of Class B shares sold by these entities. The distributor keeps the full applicable sales charge with respect to Class B shares sold by service agents that are not broker-dealers. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the CDSC. The distributor is compensated for these payments through the receipt of the ongoing distribution fees from the fund, and through the CDSC, if any. The distributor will also advance the first year service fee to dealers at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them. As a result, the total amount paid to a dealer upon the purchase of Class B shares may be a maximum of 4.75% of the purchase price of the Class B shares.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, Service Agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of another Smith Barney mutual fund on June 12, 1998 will not be subject to the 1% initial sales charge.

CLASS Y SHARES

    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

    From time to time, the distributor or the adviser, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the distributor or the adviser may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the distributor or the adviser may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with the distributor concerning the fund. In addition, certain investors, including qualified retirement plans purchasing through certain service agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly by the fund are not subject to a maintenance fee.

    Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA, a Self-Employed Retirement Plan, or Uniform Gift to Minor account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under
Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any Citigroup affiliated fund, including the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are only issued upon a shareholder's written request to the sub-transfer agent.

   Purchase orders received by the fund prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the fund calculates is net asset value, are priced according to the net asset value determined on the trade date, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

SYSTEMATIC INVESTMENT PLAN

    Class A, B and L shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub- transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's brokerage account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS
  INITIAL SALES CHARGE WAIVERS

    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer that has a sales agreement with the distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

RIGHT OF ACCUMULATION

   Class A shares of the fund may be purchased by "any person", which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

LETTER OF INTENT - CLASS A SHARES

    A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

LETTER OF INTENT - CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact your service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    "Deferred Sales Charge Shares" are applicable to: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

YEAR SINCE PURCHASE WAS MADE                CDSC ON SHARES BEING SOLD

1st                                                     5%
2nd                                                     4%
3rd                                                     3%
4th                                                     2%
5th                                                     1%
6th and thereafter                                     None

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney or CitiFunds mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to the fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5912;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who are also clients of service agents or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

    You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any by combining the plan's investments in any of the Smith Barney mutual funds.

    There are no sales charges when you buy or sell shares and the Class of shares you may purchase depends on the amount of your initial investment and/ or the date your account is opened. Once a class of shares is chosen, all additional purchases must by of the same Class.

    For plans opened on or after March 1, 2000 that are not plans for which Paychex, Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

    For plans opened prior to March 1, 2000 and for Paychex plans, the Class of shares you may purchase depends on the amount of your initial investment:

    Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

    Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

    If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

    For more information, call your service agent or the transfer agent.

    Retirement Programs Opened On or after June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Retirement Programs Opened Prior to June 21, 1996: In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any participating plan in the Smith Barney 401(k) or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

    Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact the transfer agent.

    Retirement Programs Investing in Class B Shares: Class B shares of the fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a Deferred Sales Charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401(k) Program.

    At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401 (k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of a the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

    No deferred sales charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the Deferred Sales Charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the Deferred Sales Charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

    The deferred sales charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan as a result of (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability of an employee in the participating plan; (d) the attainment of age 5912 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

REDEMPTION OF SHARES

    General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemptoin requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Service Agent, or by submitting a written request for redemption to:

      Smith Barney International Large Cap Fund
      Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be sumitted to the transfer agent together with the redemption request. Any signature appearing on a shares certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until Citi Fiduciary receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

    Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must first deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly from the fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's transfer agent.

    Telephone Redemption And Exchange Program. Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligiblity is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in the fund.)

    Redemptions. Redemptions requests of up to $50,000 of any Class or Classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued, are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholers a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC existis, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the funds's shareholders.

    Distributions in Kind. If the board of trustees of the fund determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same Class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Class B shares of any fund may be exchanged for other Class B shares without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered.
Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

    Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in another fund may do so without imposition of any charge.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program". Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class L and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge. A deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

                                8.  MANAGEMENT

    The fund is supervised by the board of trustees of the trust, and the portfolio is supervised by the board of trustees of the portfolio trust. In each case, a majority of the trustees are not affiliated with the adviser. In addition, a majority of the disinterested trustees of the fund are different from a majority of the disinterested trustees of the portfolio.

    The trustees and officers of the trust and the portfolio trust, their ages and their principal occupations during at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those trustees and officers are "interested persons" (as defined in the 1940 Act) of the trust. Unless otherwise indicated below, the address of each trustee and officer is 388 Greenwich Street, New York, New York. The address of the portfolio trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE*; 48 -- President of the trust and the portfolio trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS, Inc. ("CFBDS").

RILEY C. GILLEY; 73 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987).

DIANA R. HARRINGTON; 60 -- Professor, Babson College (since September 1994); Trustee, The Highland Family of Funds (March 1997 to March 1998).

SUSAN B. KERLEY; 48 -- Consultant, Global Research Associates, Inc. (Investment Research) (since September 1990); Director, Mainstay Institutional Funds (since December 1990).

HEATH B. MCLENDON*; 66 -- Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.) (since March 1996); Managing Director of Salomon Smith Barney (since August
1993); President of Travelers Investment Advisers, Inc.; Chairman or Co-Chairman of the Board of seventy-one investment companies sponsored by Salomon Smith Barney. His address is 7 World Trade Center, New York, New York.

C. OSCAR MORONG, JR.; 65 -- Chairman of the board of trustees of the trust and the portfolio trust; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (1990 to 1999); Trustee, MAS Funds (since 1993).

E. KIRBY WARREN; 65 -- Professor of Management, Graduate School of Business, Columbia University (1987 to December 1999).

TRUSTEES OF THE PORTFOLIO TRUST

ELLIOTT J. BERV; 57 -- Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (since January 2000); President and Chief Executive Officer, Catalyst, Inc. (Management Consultants) (since June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984).

PHILIP W. COOLIDGE*; 48 -- President of the trust and the portfolio trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 56 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and part Owner, FX 500 Ltd. (Commodity Trading Advisory Firm) (April 1990 to February 1996); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January 1996); President, Secretary and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Chairman and Owner, Vantage Consulting Group, Inc. (since October 1988).

C. OSCAR MORONG, JR.; 65 -- Chairman of the board of trustees of the trust and the portfolio trust; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (1990 to 1999); Trustee, MAS Funds (since 1993).

WALTER E. ROBB, III; 73 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds (since 1985).

E. KIRBY WARREN, 65 -- Professor of Management, Graduate School of Business, Columbia University (1987 to December 1999).

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST

HEATH B. McLENDON*; 66 -- President of the trust; Chairman, President, and Chief Executive Officer of SSB Citi (since March 1996); Managing Director of Salomon Smith Barney (since August 1993); President of Travelers Investment Adviser, Inc. ("TIA"); Chairman or Co-Chairman of the Board of seventy-one investment companies associated with Salomon Smith Barney. His address is 7 World Trade Center, New York, New York 10048.

LEWIS E. DAIDONE*; 42 -- Senior Vice President and Treasurer of the trust; Managing Director of Salomon Smith Barney; Chief Financial Officer of the Smith Barney mutual funds; Treasurer and Senior Vice President or Executive Vice President of sixty-one investment companies associated with Citigroup; Director and Senior Vice President of SSB Citi and TIA. His address is 125 Broad Street, New York, New York 10004.

IRVING DAVID*; 39 -- Controller of the trust; Director of Salomon Smith Barney; formerly Assistant Treasurer of First Investment Management Company. Controller or Assistant Treasurer of fifty-three investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

FRANCES GUGGINO*; 42 -- Assistant Controller of the trust; Vice President of Citibank, N.A. since February, 1991.

PAUL BROOK*; 46 -- Assistant Controller of the Trust; Director of Salomon Smith Barney; Controller or Assistant Treasurer of forty-three investment companies associated with Citigroup; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP. His address is 125 Broad Street, New York, New York 10004.

ANTHONY PACE*; 35 -- Assistant Treasurer of the trust. Mr. Pace is Vice President -- Mutual Fund Administration for Salomon Smith Barney Inc. Since 1986, when he joined the company as a Fund Accountant, Mr. Pace has been responsible for accounts payable, financial reporting and performance of mutual funds and other investment products.

MARIANNE MOTLEY*; 41 -- Assistant Treasurer of the trust. Ms. Motley is Director -- Mutual Fund Administration for Salomon Smith Barney Inc. Since 1994, when she joined the company as a Vice President, Ms. Motley has been responsible for accounts payable, financial reporting and performance of mutual funds and other investment products.

ROBERT I. FRENKEL, ESQ.*; 45 -- Secretary of the trust Mr. Frenkel is a Managing Director and General Counsel -- Global Mutual Funds for SSB Citi Asset Management Group. Since 1994, when he joined Citibank as a Vice President and Division Counsel, he has been responsible for legal affairs relating to mutual funds and other investment products.

THOMAS C. MANDIA, ESQ.*; 38 -- Assistant Secretary of the trust. Mr. Mandia is a Vice President and Associate General Counsel for SSB Citi Asset Management Group. Since 1992, he has been responsible for legal affairs relating to mutual funds and other investment products.

ROSEMARY D. EMMENS, ESQ.*; 30 -- Assistant Secretary of the trust. Ms. Emmens has been a Vice President and Associate General Counsel of SSB Citi Asset Management Group since 1998, where she has been responsible for legal affairs relating to mutual funds and other investment products. Before joining Citibank, Ms. Emmens was Counsel at The Dreyfus Corporation since 1995.

HARRIS GOLDBLAT, ESQ.*; 30 -- Assistant Secretary of the trust. Associate General Counsel at SSB Citi Asset Management Group since April 2000. From June 1997 to March 2000, he was an associate at the law firm of Stroock & Stroock & Lavan LLP, New York City, and from September 1996 to May 1997, he was an associate at the law firm of Sills Cummis Radin Tischman Epstein & Gross, Newark, NJ. From August 1995 to September 1996, Mr. Goldblat served as a law clerk to the Honorable James M. Havey, P.J.A.D., in New Jersey.

    The trustees and officers of the trust also hold comparable positions with certain other funds for which Salomon Smith Barney or its affiliates serve as the distributor or administrator.

    The trustees of the trust received the following remuneration from the sources indicated below during its fiscal year ended December 31, 1999:

                                                             PENSION OR                              TOTAL COMPENSATION
                                                             RETIREMENT                                  FROM TRUST
                                       AGGREGATE          BENEFITS ACCRUED      ESTIMATED ANNUAL      AND FUND COMPLEX
                                      COMPENSATION        AS PART OF FUND        BENEFITS UPON            PAID TO
    TRUSTEE                           FROM FUND(1)            EXPENSES             RETIREMENT           TRUSTEES(1)
    -------                          --------------       ----------------      ----------------      ----------------
Philip W. Coolidge                        None                  None                  None                  None
Riley C. Gilley                          $1,696                 None                  None                 $1,696
Diana R. Harrington                      $1,749                 None                  None                 $1,749
Susan B. Kerley                          $1,745                 None                  None                 $1,745
Heath B. McLendon                         None                  None                  None                  None
C. Oscar Morong, Jr.                     $1,789                 None                  None                 $1,789
E. Kirby Warren                          $1,722                 None                  None                 $1,722
William S. Woods, Jr. (2)                $1,784                 None                  None                 $1,734
------------
(1) Prior to September 11, 2000, the funds were part of the CitiFunds(SM) Complex. The total compensation Messrs. Coolidge,
    Gilley, McLendon, Morong, Warren and Woods and Mses. Harrington and Kerley earned from the trust and the CitiFunds Complex equaled $0, $65,250, $0, $92,000, $62,750, $66,000, $71,250, and $69,750, respectively, for the fiscal year ended 12/31/99.
    Messrs. Coolidge, Gilley, McLendon, Morong and Warren and Mses. Harrington and Kerley are trustees of 48, 35, 23, 39, 39,
    30, and 30 funds or portfolios, respectively, in the family of open-end registered investment companies advised or managed by the adviser.
(2) Effective December 31, 1999, Mr. Woods became a trustee emeritus of the trust. Per the terms of the trust's trustee emeritus plan, Mr. Woods serves the board of trustees in an advisory capacity. As a trustee emeritus, Mr. Woods is paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended.

    As of April 12, 2000, all trustees and officers as a group owned less than 1% of the outstanding shares of the fund. The following shareholders owned of record 5% or more of the fund's outstanding voting securities on April 12, 2000: Class A shares: Fiserv Securities Inc., Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7042 - 25.28%; Citibank, N.A., Tailored Trust Co. Trustee, 1 Court Square, 22nd Fl Zone 4, Attn: Jeff Jardine, Long Island City, NY 11120-0001 - 10.74%; Citibank, N.A., Tailored Trust Co. Trustee, 1 Court Square, 22nd Fl Zone 4, Attn: Jeff Jardine, Long Island City, NY 11120-0001 - 10.74%; Class B shares: Fiserv Securities Inc., Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7084 - 36.92%.

    The Declaration of Trust of each of the trust and the portfolio trust provides that the trust or the portfolio trust, as the case may be, will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the trust or the portfolio trust, as the case may be, unless, as to liability to the trust, the portfolio trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the trust or the portfolio trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees of the trust or the portfolio trust, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

    The adviser manages the assets of the portfolio pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the board of trustees of the portfolio trust may determine, the adviser manages the securities of the portfolio and makes investment decisions for the portfolio. The adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the portfolio's investments and effecting securities transactions for the portfolio. Unless otherwise terminated, the Advisory Agreement will continue in effect as long as such continuance is specifically approved at least annually by the board of trustees of the portfolio trust or by a vote of a majority of the outstanding voting securities of the portfolio, and, in either case, by a majority of the trustees of the portfolio trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the portfolio trust when authorized either by a vote of a majority of the outstanding voting securities of the portfolio or by a vote of a majority of the board of trustees of the portfolio trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

    For its services under the Advisory Agreement with respect to the portfolio, the adviser receives fees, which are computed daily and paid monthly, at an annual rate equal to 1.00% of the portfolio's average daily net assets on an annualized basis for the fund's then-current fiscal year. This investment advisory fee is higher than the investment advisory fees paid by most mutual funds. The trustees of the portfolio have determined that the 1.00% investment advisory fee is reasonable in light of the portfolio's investment policy of investing primarily in foreign securities. The adviser may reimburse the portfolio or waive all or a portion of its advisory fees. For the fiscal years ended December 31, 1997, 1998 and 1999, the fees paid to the adviser under the Advisory Agreement, after fee waivers, were $438,017, $353,752 and $348,915, respectively.

ADMINISTRATOR

    Pursuant to administrative services agreements (the "Administrative Services Agreements"), Citibank, N.A. (the "administrator") provides the trust and the portfolio trust, with general office facilities and the administrator supervise the over-all administration of the trust and the portfolio trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the trust's or the portfolio trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the trust or the portfolio trust with applicable laws and regulations; and arranging for the maintenance of books and records of the trust or the portfolio trust. The administrator provides persons satisfactory to the board of trustees of the trust or the portfolio trust to serve as trustees and officers of the trust and the portfolio trust, respectively. Such trustees and officers, as well as certain other employees and trustees of the trust and the portfolio trust, may be directors, officers or employees of the administrator or its affiliates.

    The fees payable to the administrator under the Administrative Services Agreement is 0.30% of the average daily net assets of the fund and 0.05% of the average daily net assets of the portfolio, accrued daily and paid monthly, in each case on an annualized basis for the fund's or the portfolio's then-current fiscal year. However the administrator has voluntarily agreed to waive a portion of the fees payable as necessary to maintain the projected rate of total operating expenses. The administrator has agreed to pay certain expenses of the fund and the portfolio. For the fiscal years ended December 31, 1997, 1998 and 1999, the fees paid by the fund to CFBDS, the former administrator of the fund, under prior administrative services agreement, after waivers, were $79,045, $58,123 and $62,978, respectively. For the fiscal years ended December 31, 1997, 1998 and 1999, the portfolio paid no fees, after waivers, to Signature Financial Group (Cayman) Ltd. ("SFG"), the former administrator of the portfolio trust, under a prior administrative services agreement with the portfolio trust.

    The Administrative Services Agreements with the trust and the portfolio trust provide that the administrator may render administrative services to others. These Administrative Services Agreements continue in effect as to the fund or the portfolio, as applicable, if such continuance is specifically approved at least annually by the trust's or the portfolio trust's board of trustees or by a vote of a majority of the outstanding voting securities of the fund or the portfolio and, in either case, by a majority of the trustees of the trust or portfolio trust who are not parties to the applicable Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreements with the trust and the portfolio trust terminate automatically if they are assigned and may be terminated by the trust or the portfolio trust without penalty by vote of a majority of the outstanding voting securities of the fund or portfolio, as applicable, or by either party thereto on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreements with the trust and the portfolio trust also provide that the administrator and its personnel shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the trust or the portfolio trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreements.

    Prior to September 5, 2000, administrative services for the trust and the portfolio trusts were provided by CFBDS and SFG, respectively.

    The administrator may retain a sub-administrator.

DISTRIBUTOR

    Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Funds' distributor pursuant to a written agreement dated September 5, 2000 (the "Distribution Agreement") which was approved by the funds' board of directors, including a majority of the independent Directors, on June 23, 2000. This Distribution Agreement replaces the Distribution Agreement with CFBDS, Inc.

    When payment is made by an investor who has a brokerage account with a service agent, before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and the service agent may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as investment in a money market fund (other than Salomon Smith Barney Exchange Reserve Fund) of the Smith Barney mutual funds. If the investor instructs the service agent to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the money market fund, and affiliates of Salomon Smith Barney that serve the fund in an investment advisory capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The funds' board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the board of trustees of the trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the trust's board of trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the board members of the trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements will terminate automatically in the event of their assignment, as defined in the 1940 Act and the rules and regulations thereunder.

    Class A, B and L of the fund have each adopted a Distribution Plan (each, a "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to shares of the fund after concluding that there is a reasonable likelihood that a Distribution Plan will benefit the fund and its shareholders. The Distribution Plan with respect to Class A shares provides that the fund shall pay a monthly distribution fee to the distributor at an annual rate not to exceed 0.10%, in the aggregate, of the fund's average daily net assets with respect to Class A shares. The distributor receives distribution fees for its services under the Distribution Agreement with respect to Class A shares in connection with the distribution of Class A fund shares (exclusive of any advertising expenses incurred by the distributor in connection with the sale of shares). The distributor may use all or any portion of such distribution fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such expenses related to the distribution of Class A shares. The Distribution Plan with respect to Class A shares also permits the fund to pay the distributor an additional fee (not to exceed 0.05%, in the aggregate, of the average daily net assets of the fund with respect to Class A shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred. The fund did not pay this fee during its most recent fiscal year and does not anticipate paying it during the current fiscal year. The distributor receives a fee, not to exceed 1.00%, in the aggregate, of the average daily net assets of the fund attributable to Class B and L shares. Such fees may be used to make payments to the distributor for distribution services, to service agents that have entered into service agreements with the distributor and others in respect of the sale of Class B shares of the fund, and to other parties in respect of the sale of Class B shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.

    Each Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the trustees and a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to the Plans (for purposes of this paragraph "qualified trustees"). Each Distribution Plan requires that the trust and the distributor provide to the board of trustees and the board of trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. Each Distribution Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of the qualified trustees then in office who are not interested trustees of the trust. A Distribution Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the trust's qualified trustees or by a vote of a majority of the outstanding voting securities of that class. A Distribution Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the trustees and qualified trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of each Plan, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Distribution Plans, the distributor acts as the agent of the trust in connection with the offering of shares of the fund pursuant to the Distribution Agreements. After the prospectuses and periodic reports of the fund have been prepared, set in type and mailed to existing shareholders, the distributor pays for the printing and distribution of copies thereof which it uses in connection with the offering of shares of the fund to prospective investors. For the fiscal years ended December 31, 1997, 1998 and 1999, the fees paid to CFBDS, the former distributor of the fund, under a prior distribution agreement with respect to Class A shares of the fund were $27,121, $19,374 and $0, respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising. For the period January 4, 1999 (commencement of operations) to December 31, 1999, the fees paid to CFBDS under a prior distribution agreement with respect to Class B shares of the fund were $1,420. There were no Class L or Class Y shares outstanding in 1999. All of the foregoing amounts paid under the Distribution Plans were spent on printing and mailing expenses.

    The distributor may enter into agreements with service agents and may pay compensation to such service agents for accounts for which the service agents are holders of record. The distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the distributor and may vary. Citibank or its affiliates may make similar payments under similar arrangements.

CODE OF ETHICS

    The trust, the portfolio trust, the adviser and the distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

EXPENSES

    In addition to amounts payable under its Investment Advisory Agreement, the Administrative Services Plan and the Distribution Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of trustees that are not affiliated with the adviser or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

    The administrator has agreed to pay the fund's ordinary operating expenses (excluding interest, taxes, brokerage commission, litigation costs or other extraordinary costs and expenses and excluding the fees paid under the Fund's Investment Advisory Agreement, Administrative Services Agreement, Distribution Agreements and Service Agreements). The administrator receives a fee from the fund, in addition to the administrative services, estimated and accrued daily and paid monthly in an amount such that immediately after any such payment the aggregate ordinary operating expenses of the fund would not on a per annum basis exceed an agreed upon rate of the fund's average daily net assets. For the fiscal year ended December 31, 1999, CFBDS paid expenses of the fund in the amount of $195,158, and the fund paid CFBDS the amount of $42,645. For that fiscal year, the total expenses of Class A shares and Class B shares (commencement of operations, January 4, 1999) were 1.75% and 2.50%, respectively, of their average daily assets. There were no Class L or Class Y shares outstanding in 1999. The agreement of the administrator to pay the ordinary operating expenses of the fund, as well as the obligation of the fund to pay any corresponding fee to the administrator, may be terminated by either the administrator or the fund upon not less than 30 days nor more than 60 days written notice.

SERVICE AGENTS.

    The trust has adopted an administrative services plan (the "Administrative Services Plan") after having concluded that there is a reasonable likelihood that the Administrative Services Plan will benefit the fund and its shareholders. The Administrative Services Plan provides that the trust may obtain the services of an administrator, a transfer agent, a custodian, a fund accountant and one or more service agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust's Administrative Services Plan, the total of the fees paid from the fund to the trust's administrator and service agents with respect to Class A shares may not exceed 0.65% of the fund's average daily net assets on an annualized basis for the fund's then-current fiscal year. Distribution fees (other than any fee concerning electronic or media advertising) paid under the Distribution Plan with respect to the Class A shares are included in this percentage limitation. Within this overall limitation, individual fees may vary. Distribution fees may be used to offset the fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors, and to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses.

    The Administrative Services Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the trustees and a majority of the trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan (for purposes of this paragraph "qualified trustees"). The Administrative Services Plan requires that the trust provide to its board of trustees and the board of trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Services Plan. The Administrative Services Plan may be terminated at any time by a vote of a majority of the qualified trustees of the trust or as to a class by a vote of a majority of the outstanding voting securities of that class. The Administrative Services Plan for the fund may not be materially amended in any case without a vote of the majority of both the trustees and the qualified trustees.

    The trust has entered into a shareholder servicing agreement (a "Shareholder Servicing Agreement") with each service agent pursuant to such that service agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing fund communications to shareholders. Some service agents may impose certain conditions on their customers in addition to or different from those imposed by the fund, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each service agent has agreed to transmit to its customers who are shareholders of the fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees. Service agents that sell Class A shares or Class B shares receive a shareholder servicing fee payable on such shares at an annual rate equal to, as applicable, 0.25% of the average daily net assets represented by such Class A shares and/or 0.15% of the average daily net assets represented by such Class B shares. For the fiscal years ended December 31, 1997, 1998 and 1999, the aggregate fees paid to service agents under the Service Agreements with respect to Class A Shares of the fund, after waivers, were $67,802, $48,436 and $52,604, respectively. For the period from January 4, 1999 (commencement of operations) to December 31, 1999, the aggregate fees paid to service agents under the Shareholder Servicing Agreements with respect to Class B shares of the fund, after waivers, were $0. There were no Class L or Class Y shares outstanding in 1999.

TRANSFER AGENT

    The trust has also entered into a Transfer Agency and Service Agreement with Citi Fiduciary Trust Company ("Citi"), an affiliate of Salomon Smith Barney, pursuant to which Citi acts as transfer agent. Under the Transfer Agency and Service Agreement, Citi Fiduciary maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distriutes dividends and distributions payable by the fund. For these services, Citi Fiduciary receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC") acts as sub-transfer agent pursuant to an agreement with Citi. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholder and the fund, and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of Citi is 388 Greenwich Street, New York, New York 10013. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.

CUSTODIAN

    The trust, on behalf of the fund, has also entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street") pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held by a sub-custodian bank approved by the trustees.

    The portfolio trust has also adopted an administrative services plan (the "Portfolio Administrative Plan"), which provides that the portfolio trust may obtain the services of an administrator, a transfer agent, a custodian and a fund accountant and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plan, the administrative services fee payable to the administrator from the portfolio may not exceed 0.05% of the portfolio's average daily net assets on an annualized basis for its then-current fiscal year.

    The Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the portfolio trust's trustees and a majority of the portfolio trust's trustees who are not "interested persons" of the portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan (for purposes of this paragraph "qualified trustees"). The Portfolio Administrative Plan requires that the portfolio trust provide to the board of trustees and the board of trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. The Portfolio Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the portfolio trust and may not be materially amended in any case without a vote of the majority of both the portfolio trust's trustees and the portfolio trust's qualified trustees.

    The portfolio trust, on behalf of the portfolio, has entered into a Custodian Agreement with State Street pursuant to which custodial services are provided for the portfolio. The portfolio trust, on behalf of the portfolio, has also entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for the portfolio. State Street Cayman also provides transfer agency services to the portfolio trust.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT Grand Cayman, Cayman Islands, British West Indies.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP are the chartered accountants for the portfolio trust. The address of PricewaterhouseCoopers LLP is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5K 1G8.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, serves as counsel for the fund.

                          9.  PORTFOLIO TRANSACTIONS

    The portfolio trust trades securities for the portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the portfolio's investment objective. Changes in the portfolio's investments are made without regard to the length of time a security has been held or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. For the fiscal years ended December 31, 1998 and December 31, 1999, the turnover rates for the portfolio were 118% and 68%, respectively. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases. Specific decisions to purchase or sell securities for the portfolio are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the portfolio and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser on the tender of the portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the portfolio by the adviser. At present no other recapture arrangements are in effect.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the adviser or its affiliates exercise investment discretion. The adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The trustees of the trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.

    The investment advisory fee that the portfolio pays to the adviser will not be reduced as a consequence of the adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the adviser, the adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the portfolio as well as for one or more of the adviser's other clients. Investment decisions for the portfolio and for the adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the portfolio. When purchases or sales of the same security for the portfolio and for other portfolios managed by the adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 1997, 1998 and 1999, the portfolio paid brokerage commissions in the amount of $215,467, $167,104 and $137,501, respectively.

          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The trust's Declaration of Trust permits the trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of trustees and accountants for the trust. In matters affecting only a particular series or class, only shares of that series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the trust may elect all of the trustees of the trust if they choose to do so and in such event the other shareholders in the trust would not be able to elect any trustee. The trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the trust will hold special meetings of shareholders when in the judgment of the trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have under certain circumstances the right to remove one or more trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.") The trust's Declaration of Trust provides that, at any meeting of shareholders of the trust or of any series of the trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that service agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the trust), if approved by a vote of the holders of two-thirds of the trust's outstanding shares, voting as a single class, or of the affected series of the trust, as the case may be, except that if the trustees of the trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the trust's outstanding shares (or the affected series) would be sufficient. The trust or any series of the trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the trust or the affected series or (ii) by the trustees by written notice to the shareholders of the trust or the affected series. If not so terminated, the trust will continue indefinitely.

    The fund's transfer agent maintains a share register for shareholders of record. The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent.

    The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust of the trust also provides that the trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The trust's Declaration of Trust further provides that obligations of the trust are not binding upon the trustees individually but only upon the property of the trust and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The portfolio is a series of the portfolio trust, organized as a trust under the laws of the State of New York. The portfolio trust's Declaration of Trust provides that investors in the portfolio (e.g., other investment companies (including the fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the portfolio. However, the risk of the fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the portfolio would ever exceed its assets.

    Each investor in the portfolio, including the fund, may add to or withdraw from its investment in the portfolio on each business day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in the portfolio is determined by multiplying the net asset value of the portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the portfolio. Any additions or withdrawals, that are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the portfolio by all investors in the portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the portfolio as of the close of regular trading on the next following business day.

                               11.  TAX MATTERS

TAXATION OF THE FUND AND PORTFOLIO

    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders. The portfolio trust believes the portfolio also will not be required to pay any U.S. federal income taxes on its income.

    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rates of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If the fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If the fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amount distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not qualify to elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    OPTIONS, ETC. The fund's transactions in forward contracts, short sales "against the box," and options will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund intends to limit its activities in forward contracts and options to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. Special tax considerations apply with respect to non-U.S. investments of the fund. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. Use of non- U.S. currencies for non-hedging purposes and investment by the fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

                          12.  FINANCIAL STATEMENTS

    The audited financial statements of the fund (Statement of Assets and Liabilities at December 31, 1999, Statement of Operations for the year ended December 31, 1999, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 1999, Financial Highlights for each of the years in the five-year period ended December 31, 1999, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP independent accountants, on behalf of the fund.

    The audited financial statements of the International Equity Portfolio (Portfolio of Investments at December 31, 1999, Statement of Assets and Liabilities at December 31, 1999, Statement of Operations for the fiscal year ended December 31, 1999, Statement of Changes in Net Assets for the fiscal years ended December 31, 1999 and 1998, Financial Highlights for each of the years in the five-year period ended December 31, 1999, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of Smith Barney International Large Cap Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, chartered accountants, on behalf of the portfolio.

    A copy of the Annual Report for the fund accompanies this Statement of Additional Information.

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO

INVESTMENT MANAGER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

DISTRIBUTOR
Salomon Smith Barney Inc.
388 Greenwich Street, New York, New York 10013

TRANSFER AGENT
Citi Fiduciary Trust Company
388 Greenwich Street, New York, NY 10013

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110